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                                                                    EXHIBIT 23.3

                 [BROWN, EDWARDS & COMPANY, L.L.P. LETTERHEAD]


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Commodore Media, Inc. on Form S1 of our report dated May 1, 1996, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                           Brown, Edwards, & Company, L.L.P.
                                              CERTIFIED PUBLIC ACCOUNTANTS

Bluefield, West Virginia
May 13, 1996